COMMON STOCK REGISTRATION RIGHTS AGREEMENT


                       DATED AS OF AUGUST 15, 1996


                                 BETWEEN


                       RENAISSANCE COSMETICS, INC.


                                   AND


                    CIBC WOOD GUNDY SECURITIES CORP.,
                          AS INITIAL PURCHASER



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                            TABLE OF CONTENTS


                                                        PAGE

1.   Definitions                                         1

2.   Registration Rights                                 5

3.   Transfers of Common Stock                           12

4.   Registration Procedures                             12

5.   Indemnification and Contribution                    16

6.   Miscellaneous                                       19

     a.   No Inconsistent Agreements                     19
     b.   Amendments and Waivers                         19
     c.   Notices                                        20
     d.   Successors and Assigns                         20
     e.   Rules 144 and 144A                             20
     f.   Counterparts                                   21
     g.   Headings                                       21
     h.   Governing Law                                  21
     i.   Severability                                   21
     j.   Entire Agreement                               21

Exhibit A


                                       -i-

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       THIS COMMON STOCK REGISTRATION RIGHTS AGREEMENT (this "Agreement")
is  made  and  entered  into  as  of August   , 1996, between Renaissance
Cosmetics, Inc., a Delaware corporation (the "Company"), and CIBC WOOD GUNDY SECURITIES CORP., as Initial Purchaser (the "Initial Purchaser").

       This Agreement is made pursuant to the Securities Purchase Agreement, dated as of August 8, 1996, between the Company and the Initial Purchaser (the "Purchase Agreement"), relating to the sale by the Company to the Initial Purchaser of $80,000,000 in aggregate liquidation value of its Senior Redeemable Preferred Stock, Series B, par value $.01 per share (the "Preferred Stock") and warrants (the "Warrants") to purchase Company Common Stock, par value $.01 per share (the "Common Stock"). The aggregate liquidation value of the Preferred Stock will increase to the extent that accrued dividends thereon are not paid in cash or through the issuance of additional shares of Preferred Stock. In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Company has agreed to provide to the Initial Purchaser and its direct and indirect transferees (the "Holders"), among other things, the registration rights for the Common Stock set forth in this Agreement in the event the Initial Purchaser or any Holders acquire Company Common Stock upon exercise of the Warrants. The execution of this Agreement is a condition to the obligations of the Initial Purchaser to purchase the Preferred Stock and Warrants under the Purchase Agreement.

       In consideration of the foregoing, the parties hereto agree as follows:

       1.   DEFINITIONS.   As  used  in  this  Agreement,  the  following
capitalized defined terms shall have the following meanings:

       "BUSINESS DAY" shall mean a day that is not a Legal Holiday.

       "CAPITAL STOCK" shall mean, with respect to any Person, any and all shares or other equivalents (however designated) of capital stock, partnership interests or any other participation, right or other interest in the nature of an equity interest in such Person or any option, warrant or other security convertible into any of the foregoing.

       "CERTIFICATE OF DESIGNATION" means the Certificate of Designation duly adopted by the Board of Directors of the Company setting forth the rights, preferences and priorities of the Preferred Stock and filed with and accepted for filing, so as to be effective, by the Secretary of State of the State of Delaware.

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                                    -2-

       "CLOSING DATE" shall mean the date of the Closing referred to in the Purchase Agreement.

       "COMMON STOCK" shall have the meaning set forth in the second paragraph of the preamble of this Agreement.

       "COMPANY" shall have the meaning set forth in the preamble and shall also include the Company's successors.

       "DEMAND REGISTRATION" shall  have the meaning set forth in Section
  2.1.

       "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

       "FAIR MARKET VALUE" shall mean the value of any securities as determined (without any discount for lack of liquidity, the amount of Common Stock proposed to be sold or the fact that the shares of Common Stock held by any Holder of such security may represent a minority interest in a private company) by a nationally recognized investment banking firm selected by the Company for the determination of such value.

       "HOLDER" shall mean the Initial Purchaser, for so long as the Initial Purchaser owns any Common Stock or Warrants, and each of its successors, assigns and direct and indirect transferees who become registered owners of Common Stock or Warrants.

       "INCLUDED   SHARES"   shall   have   the   meaning  set  forth  in
  Section 2.1(a).

       "INDEMNIFIED PARTY" shall have the meaning set  forth  in  Section
  5(c).

       "INDEMNIFYING  PARTY"  shall have the meaning set forth in Section
  5(c).

       "INITIAL PURCHASER" shall have the meaning in the introductory paragraph of the preamble of this Agreement.

       "LEGAL HOLIDAY" shall mean a Saturday, a Sunday or a day on which banking institutions in New York, New York are required by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday, payment may be made on the next succeeding day that is not a Legal Holiday.

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                                    -3-

       "PERSON" shall mean an individual, corporation, partnership, joint
  venture,   association,  joint  stock  company,  trust,  unincorporated organization, or other legal entity.

       "PIGGY-BACK  REGISTRATION"  shall  have  the  meaning set forth in
  Section 2.2.

       "PREFERRED STOCK" shall have the meaning set forth in the preamble.

       "PROSPECTUS"  means  a prospectus which meets the requirements  of
  Section 10 of the Securities Act.

       "PUBLIC EQUITY OFFERING" shall mean a public offering by the Company of shares of its common stock on a registration statement filed under the Securities Act (however designated and whether voting or non-voting) (other than a registration statement filed on Form S-4 or S-8 or similar form).

       "PURCHASE AGREEMENT" shall have the meaning set forth in the preamble.

       "PURCHASE ELECTION" shall have the meaning  set  forth  in Section
  2.1(b).

       "PURCHASE  OFFER"  shall  have  the  meaning  set forth in Section
  2.1(b).

       "PURCHASE OFFER PAYMENT DATE" shall have the meaning  set forth in
  Section 2.1(b).

       "INITIAL PURCHASER" shall have the meaning set forth in the preamble.

       "REGISTRABLE SECURITIES" shall mean the shares of Common Stock acquired by the Initial Purchaser pursuant to the Purchase Agreement.
  As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of pursuant to such Registration Statement, (ii) such securities have been sold to the public pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act or, in the opinion of counsel to the Company, such securities may be sold under Rule 144(k) under the Securities Act, (iii) such securities shall have been otherwise transferred by such Holder and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company or its transfer agent and subsequent disposition of such securities shall not require registration or qualification under the Securities Act or any similar state law then in force or (iv) such securities shall have ceased to be outstanding.

       "REGISTRATION EXPENSES" shall mean all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees and expenses, fees and expenses of compliance with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company and all independent certified public accountants (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Securities by Holders of such Registrable Securities or fees and expenses of counsel to the Selling Holders).

       "REGISTRATION STATEMENT" shall mean any registration statement of the Company which covers any of the shares of Common Stock pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statement.

       "REQUISITE SHARES" shall mean a number of Registrable Securities equal to not less than 25% of the Registrable Securities held in the aggregate by all Holders.

       "RULE 144" shall mean Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

       "RULE 144A" shall mean Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

       "SEC" shall mean the Securities and Exchange Commission.

       "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

       "SELLING HOLDER" shall mean a Holder who is selling Common Stock in accordance with the provisions of Section 2.1 or 2.2 hereof.

       "STOCKHOLDERS AGREEMENT" means the Stockholders Agreement dated August 18, 1994 between the Company and each of the individuals or entities which are parties thereto and attached to the Purchase Agreement as Exhibit 4.

       "TRIGGERING  EVENT"  shall  have the meaning set forth in  Section
  2.1.

       "WARRANT  AGREEMENT"  means the  Warrant  Agreement  dated  as  of
  August   , 1996 between the  Company  and  Firstar  Trust  Company,  as
  Warrant Agent and attached to the Purchase Agreement as Exhibit 3.

       "WITHDRAWAL  ELECTION" shall have the meaning set forth in Section
  2.3.

       2.  REGISTRATION RIGHTS.

       2.1   DEMAND REGISTRATION.

       (a) REQUEST FOR REGISTRATION. At any time and from time to time on or after the fifth anniversary of the Closing Date (each a "Triggering Event"), Holders owning, individually or in the aggregate, at least the Requisite Shares may make a written request for registration under the Securities Act of their Registrable Securities (a "Demand Registration"). Any such request will specify the number of Registrable Securities proposed to be sold (which shall not be less than the Requisite Shares) and will also specify the intended method of disposition thereof. Upon a demand, the Company will prepare, file and use its best efforts to cause to be effective within 180 days of such demand a Registration Statement in respect of all the Registrable Securities. The Company shall give written notice of such registration request within 10 days after the receipt thereof to all other Holders.

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                                    -6-

Within 20 days after receipt  of
such notice by any Holder, such Holder may request in writing that Registrable Securities be included in such registration and the Company shall include in the Demand Registration the Registrable Securities of any such Selling Holder requested to be so included (the "Included Shares"). Each such request by such other Selling Holders shall specify the number of Included Shares proposed to be sold and the intended method of disposition thereof. Subject to Section 2.1(c), in no event shall the Company be required to register Registrable Securities pursuant to this
Section 2.1 more than a maximum of two separate occasions.

       (b)   REPURCHASE  ELECTION.   (i)   Notwithstanding  the  foregoing
provisions of Section 2.1(a), the Company shall not be obligated to effect a Demand Registration if the Company elects to make an offer to repurchase (a "Purchase Offer") all of the Included Shares (a "Purchase Election") by mailing notice of such Purchase Offer to all Holders of Included Shares on a date (the "Purchase Election Date") not more than 60 days after the receipt of any request for a Demand Registration and indicating in such Purchase Offer that the Purchase Election will be consummated on a Business Day (the "Purchase Offer Payment Date") not more than 60 days after the Purchase Election Date at a price equal to the Fair Market Value of each share of Common Stock owned by the Holder or, if later, 10 days after the determination of the Fair Market Value of the Common Stock.

       (ii) Notice of a Purchase Offer shall be mailed by the Company (or caused to be mailed by the Company), not less than 30 days nor more than 40 days before the Purchase Offer Payment Date to each Holder of Included
Shares at its last registered address.   The  Purchase Offer shall remain
open from the time of mailing for at least 20 Business Days and until 5:00 p.m., New York City time, on the Business Day next preceding the Purchase Offer Payment Date. The notice, which shall govern the terms of the Purchase Offer, shall include such disclosures as are required by law and shall state:

       (1)  that the Purchase  Offer  is  being  made  pursuant  to  this
  Section 2.1(b) and that all Included Shares tendered for repurchase will be accepted for payment;

       (2) the purchase price per share of Common Stock calculated as set forth above and the Purchase Offer Payment Date;

       (3) that any Included Shares accepted for payment pursuant to the Purchase Offer shall cease to be outstanding after the Purchase Offer Payment Date unless the Company defaults in making payment therefor of the purchase price;

       (4) that Holders electing to have Included Shares purchased pursuant to a Purchase Offer will be required to surrender such share of Common Stock, together with a completed letter of transmittal, to the Company (or its agent as designated by the Company in such notice) at the address specified in the notice no later than 5:00 p.m. New York City time on the Business Day prior to the Purchase Offer Payment Date;

       (5) that Holders will be entitled to withdraw their election if the Company (or such designated agent) receives, not later than 5:00 p.m. New York City time on the Business Day prior to the Purchase Offer Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the number of shares of Common Stock delivered for purchase and a statement that such Holder is withdrawing its election to have such shares of Common Stock purchased and promptly thereafter the Company (or such designated agent) shall redeliver the withdrawn shares of Common Stock to the Holder;

       (6) that a Holder electing not to tender such Holder's Included Shares for purchase pursuant to such Purchase Offer by 5:00 p.m. New York City time on the Business Day prior to the Purchase Offer Payment Date will have no continuing right to require the Company to repurchase such Holder's Included Shares; and

       (7) that Holders whose shares of Common Stock are tendered for purchase in part only will be issued new certificates representing the number of the unpurchased shares of Common Stock surrendered.

       On the Purchase Offer Payment Date, the Company shall (i) accept for payment Included Shares or portions thereof tendered pursuant to the Purchase Offer, (ii) promptly deliver to Holders of shares of Common Stock so accepted payment of the purchase price therefor and (iii) issue and mail or deliver to such Holders new certificates representing a number of shares of Common Stock equal to the unpurchased portion of the shares of Common Stock surrendered. Upon payment for all Included Shares tendered pursuant to a Purchase Offer the Company shall be deemed to have effected the Demand Registration (including without limitation for purposes of the last sentence of Section 2.1(a)).

       The Company shall comply, to the extent applicable, with the requirements of Sections 13 and 14 of the Exchange Act, and any other securities laws or regulations in connection with the repurchase of Registrable Securities pursuant to a Purchase Offer.

To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 2.1(b), the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 2.1(b) by virtue thereof.

       (c) EFFECTIVE REGISTRATION. A registration will not be deemed to have been effected as a Demand Registration unless it has been declared effective by the SEC and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; PROVIDED that if, after it has become effective, the offering of Registrable Securities pursuant to such registration is or becomes the subject of any stop order, injunction or other order or requirement of the SEC or any other governmental or administrative agency, or if any court prevents or otherwise limits the sale of Registrable Securities pursuant to the registration (for any reason other than the act or omissions of the Selling Holders), such registration will be deemed not to have been effected. If (i) a registration requested pursuant to this
Section 2.1 is deemed not to have been effected or (ii) the registration requested pursuant to this Section 2.1 does not remain effective for a period of at least 90 days beyond the effective date thereof or until the earlier consummation of the distribution by the Selling Holders of the Included Shares, then the Company shall continue to be obligated to effect an additional registration pursuant to this Section 2.1. The Selling Holders of Registrable Securities shall be permitted to withdraw all or any part of the Included Shares from a Demand Registration at any time prior to the effective date of such Demand Registration. If at any time a Registration Statement is filed pursuant to a Demand Registration, and subsequently a sufficient number of Included Shares are withdrawn from the Demand Registration so that such Registration Statement does not cover at least 25% of the Registrable Securities held by all Holders, the Selling Holders who have not withdrawn their Included Shares shall have the opportunity to include an additional number of Registrable Securities in the Demand Registration so that such Registration Statement covers at least 25% of the Registrable Securities held by all Holders. If an additional number of Registrable Securities is not so included so that
such  Registration  Statement  does  not  cover  at  least  25%   of  the
Registrable Securities held by all Holders, the Company may withdraw  the
Registration  Statement.   In the event that a Registration Statement has
been filed and the Company withdraws the Registration Statement solely due to the occurrence of the events specified in the prior two sentences,
such   withdrawn   Registration   Statement   will   count  as  a  Demand
Registration; otherwise such withdrawn Registration Statement will not count as a Demand Registration and the Company shall continue to be obligated to effect a registration pursuant to this Section 2.1.

      (d) PRIORITY IN DEMAND REGISTRATIONS PURSUANT TO SECTION 2.1. If a Demand Registration pursuant to this Section 2.1 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering, the Company will include in such registration only the Registrable Securities requested by the managing underwriter(s) to be included in such registration. In the event that the number of Registrable Securities requested to be included in such registration exceeds the number which, in the opinion of such managing underwriter, can be sold, the number of such Registrable Securities to be included in such registration shall be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder (provided that any shares thereby allocated to any such Holder that exceed such Holder's request shall be reallocated among the remaining requesting Holders in like manner). In the event that the number of Registrable Securities requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold, the Company may include in such registration the securities the Company proposes to sell up to the number of securities that, in the opinion of the managing underwriter, can be sold.

       (e) SELECTION OF UNDERWRITER. If the Selling Holders so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. The
Company  shall  select  one  or  more  nationally  recognized   firms  of
investment bankers, who shall be reasonably acceptable to the Selling Holders, to act as the managing underwriter or underwriters in connection with such offering and shall select any additional investment banker(s) and manager(s) to be used in connection with the offering.

       (f) EXPENSES. The Company will pay all Registration Expenses in connection with the registrations requested pursuant to Section 2.1(a). Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a registration statement requested pursuant to this Section 2.1.

       2.2 PIGGY-BACK REGISTRATION. If at any time after the Company's initial public offering of Common Stock the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its respective securityholders of any class of its common equity securities (other than (i) a

Registration Statement on Form S-4 or S-8
(or any substitute form that may be adopted by the SEC) or (ii) a Registration Statement filed in connection with an offer or offering of securities solely to the Company's existing securityholders), then the Company shall give written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable (but in no event less than 20 Business Days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request (which request shall specify the Registrable Securities intended to be disposed of by such Selling Holder and the intended method of distribution thereof) (a "Piggy-Back Registration"). The Company shall use its reasonable best efforts to cause the managing underwriter or underwriters of such proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other securityholder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof except as otherwise provided in Section 2.3. Any Selling Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw no later than 5 Business Days before such Registration Statement becomes effective. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective; PROVIDED that the Company shall give prompt notice thereof to participating Selling Holders. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this
Section 2.2, and each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a registration statement effected pursuant to this Section 2.2.

       No registration effected under this Section 2.2, and no failure to effect a registration under this Section 2.2, shall relieve the Company of its obligation to effect a registration upon the request of Holders pursuant to Section 2.1, and no failure to effect a registration under this Section 2.2 and to complete the sale of shares of Class A Common Stock in connection therewith shall relieve the Company of any other obligation under this Agreement.

       2.3   REDUCTION OF OFFERING.

       (a) PIGGY-BACK REGISTRATION. (i) If the managing underwriter(s) of any underwritten offering described in Section 2.2 have informed, in writing, the Selling Holders of the Registrable Securities requesting inclusion in such offering that it is their opinion that the total number of shares which the Company, the Selling Holders and any other Persons desiring to participate in such registration intend to include in such offering is such as to adversely affect the success of such offering, including the price at which such securities can be sold, then the number of shares to be offered for the account of the Selling Holders and all such other Persons (other than the Company) participating in such registration shall be reduced or limited PRO RATA in proportion to the respective number of shares requested to be registered to the extent necessary to reduce the total number of shares requested to be included in such offering to the number of shares, if any, recommended by such managing underwriters; PROVIDED, HOWEVER, that if such offering is effected for the account of any securityholder of the Company other than the Selling Holders, pursuant to the demand registration rights of any such securityholder, then the number of shares to be offered for the account of the Selling Holders and all other Persons (other than the Company) participating in such registration (but not such securityholders who have exercised their demand registration rights) shall be reduced or limited PRO RATA in proportion to the respective number of shares requested to be registered to the extent necessary to reduce the total number of shares requested to be included in such offering to the number of shares, if any, recommended by such managing underwriters.

       (ii)  If   the   managing   underwriter   or  underwriters  of  any
underwritten offering described in Section 2.2 notify the Selling Holders requesting inclusion of Registrable Securities in such offering, that the kind of securities that the Selling Holders, the Company and any other Persons desiring to participate in such registration intend to include in such offering is such as to adversely affect the success of such offering, (x) the Registrable Securities to be included in such offering shall be reduced as described in clause (i) above or (y) if a reduction in the Registrable Securities pursuant to clause (i) above would, in the judgment of the managing underwriter(s) or underwriters, be insufficient to substantially eliminate such adverse effect that inclusion of the Registrable Securities requested to be included would have on such
offering,  such  Registrable  Securities  will  be   excluded  from  such
offering.

       (b)   If,  as  a  result  of  the  proration  provisions   of  this
Section 2.3,  any  Selling  Holder  shall  not be entitled to include all Registrable Securities in a Piggy-Back Registration that such Selling Holder has requested to be included, such Selling Holder may elect to
withdraw  his  request  to  include  Registrable   Securities   in   such
registration   (a  "Withdrawal  Election");  PROVIDED,  HOWEVER,  that  a
Withdrawal Election shall be irrevocable and, after making a Withdrawal Election, a Selling Holder shall no longer have any right to include Registrable Securities in the registration as to which such Withdrawal Election was made.

       3. TRANSFERS OF COMMON STOCK.

       3.1 All shares of Common Stock owned by a Holder at any time and from time to time outstanding that are Registrable Securities shall be held subject to the conditions and restrictions set forth in the Stockholders Agreement as if the holder thereof were a party to the Stockholders Agreement unless any such provision shall be superseded by a provision in the Warrant Agreement.

       4. REGISTRATION PROCEDURES. In connection with the obligations of the Company with respect to any Registration Statement pursuant to Sections 2.1 and 2.2 hereof, the Company shall:

       (a) prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (i) shall be selected by the Company and (ii) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and the Company shall use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

       (b)   prepare  and  file   with   the   SEC   such  amendments  and
  post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period, cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act;

       (c) furnish to each Holder of Registrable Securities and to each underwriter of an underwritten offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities;

       (d) use its best efforts to register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder thereof covered by a Registration
  Statement   shall  reasonably  request  in  writing  by  the  time  the applicable Registration Statement is declared effective by the SEC, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; PROVIDED, HOWEVER, that the Company shall not be required to
  (i) qualify generally to do business in any jurisdiction where it is not then so qualified, (ii) take any action that would subject it to general service of process in any jurisdiction in which it is not then so subject or (iii) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction;

       (e) notify each Holder of Registrable Securities promptly and, if requested by such Holder, confirm such advice in writing (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for amendments and
  supplements  to  a  Registration  Statement  and  Prospectus   or   for
  additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities
  authority  of  any  stop  order   suspending  the  effectiveness  of  a
  Registration Statement or the initiation  of  any  proceedings for that
  purpose,   (iv) if,  between  the  effective  date  of  a  Registration
  Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose and (v) of the happening of any event during the period a Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading;

       (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

       (g) furnish to each Holder of Registrable Securities and to the Initial Purchasers, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (with documents incorporated therein by reference or exhibits thereto);

       (h) cooperate with the Selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and registered in such names as the Selling Holders may reasonably request at least two business days prior to the closing of any sale of Registrable Securities;

       (i)   upon   the   occurrence   of   any   event   contemplated  by
  Section 4(e)(v) hereof, use reasonable efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company shall not be required to amend or supplement a Registration Statement, any related Prospectus or any document incorporated therein by reference in the event that, and for so long as, an event occurs and is continuing as a result of which the
  Registration  Statement,  any  related   Prospectus   or  any  document
  incorporated therein by reference as then amended or supplemented would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company agrees to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or
  omission.   At such time as such public disclosure is otherwise made or the Company determines in good faith that such disclosure is not necessary, the Company agrees promptly to notify each Holder of such determination, to amend or supplement the Prospectus if necessary to correct any untrue statement or omission therein and to furnish each Holder such numbers of copies of the Prospectus as so amended or supplemented as each Holder may reasonably request;

       (j) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to the Holders and make available for discussion of such document the representatives of the Company as shall be reasonably requested by the Holders of Registrable Securities;

       (k)  obtain a CUSIP number for the Common Stock;

       (l) (i) make reasonably available for inspection by a representative of, and counsel for, any managing underwriter participating in any disposition pursuant to a Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers, directors and employees to supply all relevant information reasonably requested by such representative, counsel or any such managing underwriter in connection with any such Registration Statement;

       (m) take all action necessary so that the shares of Common Stock will be listed on the principal securities exchanges and markets within the United States of America (including the NASDAQ National Market System), if any, on which other shares of Common Stock are then listed; and

       (n) if requested by the Holders in connection with any Registration Statement, shall use its best efforts to cause (w) counsel for the Company to deliver an opinion relating to the Registration Statement and the Common Stock, in customary form, (x) its officers to execute and deliver all customary documents and certificates requested by a representative of the Holders or any managing underwriter, as applicable and (y) its independent public accountants to provide a comfort letter in customary form.

       The Company may, as a condition to such Holder's participation in any Registration Statement, require each Holder of Registrable Securities to (i) furnish to the Company such information regarding the Holder and the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing and (ii) agree in writing to be bound by this Agreement.

       5. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Holder and each person, if any, who controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against all losses, claims, damages and liabilities (including, without limitation, any reasonable legal fees or other expenses actually incurred by any Holder or any such controlling or affiliated person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the Securities Act, or caused by any omission or alleged omission to state therein a material
fact  necessary   to  make  the  statements  therein,  in  light  of  the
circumstances under which they were made, not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Holder furnished to the Company in writing by such Holder expressly for use in
any  such  Registration  Statement   or  Prospectus;  PROVIDED  that  the
foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Holder (or to the benefit of any person controlling such Holder) from whom the person asserting any such losses, claims, damages or liabilities purchased Registrable Securities if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the related Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) and a copy of the related Prospectus (as so amended or supplemented) shall have been furnished to such Holder at or prior to the sale of such Registrable Securities, as the case may be, to such person; and PROVIDED, FURTHER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of

Registrable Securities and (ii) the Prospectus would have completely corrected such untrue statement or omission.

       (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Holder, but only with reference to information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement (or any amendment thereto), any Prospectus (or any amendment or supplement thereto) or any preliminary prospectus. The liability of any Holder under this paragraph (b) shall in no event exceed the proceeds received by such Holder from sales of Registrable Securities giving rise to such obligations.

       (c)   In   case   any   proceeding   (including   any  governmental
investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such person (the "indemnified party") shall promptly notify the person against which such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel relating to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed in writing to the retention of such counsel or (ii) the indemnifying party fails promptly to assume the defense of such proceeding or fails to employ counsel reasonably satisfactory to such indemnified party or parties or (iii) the named parties to any such proceeding (including any impleaded parties) include both such indemnified party or parties and the indemnifying parties or an affiliate of the indemnifying parties or such indemnified parties, and there may be one or more defenses available to such indemnified party or parties that are different from or additional to those available to the indemnifying parties, in which case, if such indemnified party or parties notifies the indemnifying parties in writing that it elects to employ separate counsel of its choice at the expense of the indemnifying parties, the indemnifying parties shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying parties, it being understood, however, that
unless   there   exists   a   conflict  among  indemnified  parties,  the
indemnifying  parties  shall  not,   in  connection  with  any
one  such
proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party or parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by
reason of such settlement  or  judgment.   No  indemnifying  party shall,
without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is a party, and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

       (d)   To the extent the indemnification  provided  for in paragraph
(a) or (b) of this Section 5 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holders on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and the Holders on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the
Holders  and  the  parties'  relative   intent,   knowledge,   access  to
information and opportunity to correct or prevent such statement or omission.

       (e) The Company and each Holder agrees that it would not be just or equitable if contribution pursuant to this Section 5 were determined by PRO RATA allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred (and not otherwise reimbursed) by such indemnified party in connection with investigating or
defending any such action or claim. Notwithstanding the provisions of this Section 5, in no event shall a Selling Holder be required to contribute any amount in excess of the amount by which proceeds received by such Selling Holder from sales of Registrable Securities exceeds the amount of damages that such Selling Holder has otherwise been required to pay by reason of such untrue or allegedly untrue statement or omission or
alleged  omission.   No  person  guilty of  fraudulent  misrepresentation
(within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such
fraudulent  misrepresentation.   The  remedies  provided   for   in  this
Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

       6.  MISCELLANEOUS.

       (a)   NO  INCONSISTENT AGREEMENTS.   (i)  Subject  to  clause (ii)
below, except for the Warrant Agreement (as defined in the Purchase Agreement), the Company has not entered into nor will the Company on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities, if any, under any such agreements.

       (ii) The rights of Holders to require the Company to effect a Demand Registration pursuant to Section 2.1 of this Agreement shall be subject to the prior rights and obligations of the parties in the Stockholders Agreement, but only to the extent that such prior rights and/or obligations actually conflict with the Demand Registration rights provided for herein and as in effect on the date hereof.

       (b) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified
or  supplemented,   and  waivers  or  consents  to  departures  from  the
provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority in aggregate number of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; PROVIDED, HOWEVER, a waiver
or  consent  to  departure  from  the  provisions   hereof  that  relates
exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of

Registrable Securities may be given by the Holders of a majority of the Registrable Securities proposed to be sold.

       (c)   NOTICES.   All  notices and other communications provided for
or  permitted hereunder shall  be  made  in  writing  by  hand  delivery,
registered   first-class   mail,   telex,   telecopier,  or  any  courier
guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Initial Purchaser, the address set forth in the Purchase Agreement, with a copy to: Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, Attention: Roger Meltzer, Esq.; and (ii) if to the Company, initially at the Company's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of
this Section 6(c), with  a  copy  to:   Paul,  Weiss,  Rifkind, Wharton &
Garrison,  1285  Avenue  of  the  Americas,  New  York,  New York  10019,
Attention:  Paul D. Ginsberg, Esq.

       All such notices and communications shall be deemed to have been duly given: (i) at the time delivered by hand, if personally delivered, five business days after being deposited in the mail, postage prepaid, if mailed; (ii) when answered back, if telexed; (iii) when receipt is acknowledged, if telecopied; and (iv) on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

       (d) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; PROVIDED, HOWEVER, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of this Agreement or the Purchase Agreement. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

       (e) RULES 144 AND 144A. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Registrable
Securities, make publicly available other information of a like nature so long as necessary to permit sales pursuant to Rule 144 or Rule 144A under the Securities Act. The Company further covenants that so long as any Registrable Securities remain outstanding to make available to any Holder of Registrable Securities in connection with any sale thereof, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Securities pursuant to (a) such Rule 144A, or (b) any similar rule or regulation hereafter adopted by the SEC.

       (f)   COUNTERPARTS.   This  Agreement may be executed in any number
of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

       (g) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

       (h)   GOVERNING  LAW.   THIS  AGREEMENT  SHALL  BE  GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

       (i)   SEVERABILITY.  In  the  event  that  any  one  or more of the
provisions   contained   herein,   or  the  application  thereof  in  any
circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

       (j) ENTIRE AGREEMENT. This Agreement, together with the Purchase Agreement, is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                           RENAISSANCE COSMETICS, INC.


                           By: /s/ John R. Jackson
                              -------------------------------
                               Name: John R. Jackson
                               Title: Vice President


                           CIBC WOOD GUNDY SECURITIES CORP.,
                             as Initial Purchaser


                           By: /s/ Jay Bloom
                               _____________________________
                               Name: Jay Bloom
                               Title: Managing Director